LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)

                                                            SEMIANNUAL REPORT TO
                                                     SHAREHOLDERS FOR THE PERIOD
                                                         ENDED FEBRUARY 28, 2001

High current income consistent with preservation of capital.
KEMPER FLOATING RATE FUND

  "We did not chase lower-quality loans just for the sake of boosting yield, and this helped our six-month results outpace the average of our peers."

                                                             [KEMPER FUNDS LOGO]

CONTENTS

3
ECONOMIC OVERVIEW

5
PERFORMANCE UPDATE

7
TERMS TO KNOW

8
LARGEST HOLDINGS

9
SECTOR WEIGHTINGS

10
PORTFOLIO OF INVESTMENTS

15
FINANCIAL STATEMENTS

19
FINANCIAL HIGHLIGHTS

21
NOTES TO FINANCIAL STATEMENTS

AT A GLANCE

 KEMPER FLOATING RATE FUND
 CUMULATIVE TOTAL RETURNS
 FOR THE SIX-MONTH PERIOD ENDING FEBRUARY 28, 2001 (UNADJUSTED FOR ANY SALES CHARGE)
[BAR GRAPH]

Kemper Floating Rate Fund Class A                                                   3
Kemper Floating Rate Fund Class B                                                2.65
Kemper Floating Rate Fund Class C                                                2.87
Lipper Loan Participation Funds Category Average*                                1.81

 NET ASSET VALUE

                                     AS OF     AS OF
                                    2/28/01   8/31/00
 .........................................................
    KEMPER FLOATING RATE FUND
    CLASS A                          $4.89     $4.94
 .........................................................
    KEMPER FLOATING RATE FUND
    CLASS B                          $4.86     $4.92
 .........................................................
    KEMPER FLOATING RATE FUND
    CLASS C                          $4.89     $4.94
 .........................................................

PERFORMANCE IS HISTORICAL AND INCLUDES REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. INVESTMENT RETURN AND PRINCIPAL VALUE FLUCTUATE WITH CHANGING MARKET CONDITIONS, SO THAT WHEN REDEEMED, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.
*LIPPER, INC. RETURNS ARE BASED UPON CHANGES IN NET ASSET VALUE WITH ALL DIVIDENDS REINVESTED AND DO NOT INCLUDE THE EFFECT OF SALES CHARGES; IF SALES CHARGES HAD BEEN INCLUDED, RESULTS MAY HAVE BEEN LESS FAVORABLE. THE FUND MAY INVEST AN UNLIMITED AMOUNT OF ITS ASSETS IN LOWER-RATED AND NONRATED INVESTMENTS, WHICH PRESENTS GREATER RISK TO PRINCIPAL AND INCOME THAN HIGHER-QUALITY INVESTMENTS.

THE LIMITED SECONDARY MARKET FOR SENIOR LOANS MEANS THE FUND MAY HAVE MORE RISK THAN A FUND THAT INVESTS IN SECURITIES WITH A SECONDARY MARKET.

THE FUND MAY BORROW TO SATISFY QUARTERLY REPURCHASE REQUIREMENTS AND TO MANAGE CASH FLOWS. COLLATERAL MIGHT NOT ENTIRELY SATISFY THE BORROWER'S OBLIGATIONS IN THE EVENT OF NONPAYMENT OF SCHEDULED INTEREST OR PRINCIPAL AND, IN SOME CASES, MAY BE DIFFICULT TO LIQUIDATE ON A TIMELY BASIS. ADDITIONALLY, A DECLINE IN THE VALUE OF THE COLLATERAL COULD CAUSE THE LOAN TO BECOME SUBSTANTIALLY UNSECURED, AND CIRCUMSTANCES COULD ARISE, SUCH AS BANKRUPTCY OF THE BORROWER, THAT COULD CAUSE THE FUND'S SECURITY IN THE LOANS' COLLATERAL TO BE INVALIDATED.

THE FUND MAY BE UNABLE TO COMPLETELY ACCOMMODATE ALL REDEMPTION REQUESTS.

 DIVIDEND REVIEW

 THE FOLLOWING TABLE SHOWS PER SHARE DIVIDEND INFORMATION FOR THE FUND AS OF FEBRUARY 28, 2001.

         SIX-MONTH
          INCOME        A SHARES  B SHARES  C SHARES
 ........................................................
    2/28/01             $0.03015  $0.02866  $0.02879
 ........................................................
    1/31/01             $0.03337  $0.03187  $0.03210
 ........................................................
    12/31/00            $0.03380  $0.03259  $0.03265
 ........................................................
    11/30/00            $0.03242  $0.03141  $0.03154
 ........................................................
    10/31/00            $0.03347  $0.03223  $0.03264
 ........................................................
    9/30/00             $0.03248  $0.03148  $0.03161
 ........................................................
    ANNUALIZED
    DISTRIBUTION RATE:+    7.70%     7.08%     7.06%
 ........................................................

+DISTRIBUTION RATES ARE HISTORICAL AND WILL FLUCTUATE.

ECONOMIC OVERVIEW

ZURICH SCUDDER INVESTMENTS, INC., A LEADING GLOBAL INVESTMENT MANAGEMENT FIRM, IS A MEMBER OF THE ZURICH FINANCIAL SERVICES GROUP. ZURICH SCUDDER INVESTMENTS IS ONE OF THE LARGEST AND MOST EXPERIENCED INVESTMENT MANAGEMENT ORGANIZATIONS IN THE WORLD, MANAGING MORE THAN $360 BILLION IN ASSETS FOR CORPORATE CLIENTS, RETIREMENT AND PENSION PLANS, INSURANCE COMPANIES, MUTUAL FUND INVESTORS AND INDIVIDUALS WORLDWIDE. HEADQUARTERED IN NEW YORK, ZURICH SCUDDER INVESTMENTS OFFERS A FULL RANGE OF INVESTMENT COUNSEL AND ASSET MANAGEMENT CAPABILITIES, BASED ON A COMBINATION OF PROPRIETARY RESEARCH AND DISCIPLINED, LONG-TERM INVESTMENT STRATEGIES. HEADQUARTERED IN ZURICH, SWITZERLAND, ZURICH FINANCIAL SERVICES GROUP IS ONE OF THE GLOBAL LEADERS IN THE FINANCIAL SERVICES INDUSTRY, PROVIDING ITS CUSTOMERS WITH PRODUCTS AND SOLUTIONS IN THE AREA OF FINANCIAL PROTECTION AND ASSET ACCUMULATION.

DEAR SHAREHOLDER:

The investment world never presents us with total clarity. Even so, there are moments when the uncertainties appear to be greater than usual. This is one of those moments. The global economy is slowing, investors are unsure of the extent to which the Federal Reserve Board will cut interest rates and market leadership -- long resident in growth and technology stocks -- has become less certain.

  One understandable response is to seek shelter in safer investments such as money market funds. Yet over time, stocks have provided the strongest long-term returns. As a result, it is precisely at moments such as this when staying calm and remaining focused on the long-term record of stocks can be of the greatest value for investors.

  Despite an environment of turbulent stock prices, we are not concerned about the long-term outlook for the economy and markets. Although risks certainly continue to exist, we feel that the four points enumerated below can help investors develop the wherewithal to cope with the recent volatility.

INTEREST RATE BACKDROP POSITIVE

  Investors who fret about the uncertainty of the economic outlook seem to be forgetting one key issue: Interest rates are falling. The Fed cut rates by half a percentage point on March 20, and it is clear that they are prepared to make additional rate cuts as necessary. Other central banks around the world are following suit. We believe that these cuts will ultimately have a positive effect on the economy after the usual time lag. We see important evidence for this assertion in the bond market, where investment-grade, high-yield, and other types of non-government bonds have all found buyers since the first Fed rate cut in January. Additionally, lending has ticked up and consumers have responded to lower mortgage rates with an avalanche of refinancing applications. Another bit of evidence comes from the stock market, where basic materials, consumer cyclicals, and small-cap companies have all perked up.

  This is a classic signal that the market sees the potential for a recovery later in the year. We continue to expect that the next few months will be difficult for the economy, but also believe that the worst will be over around mid-year.

INFLATION NOT A CRITICAL LONG-RUN CONCERN

  January inflation readings came in above expectations, prompting many analysts to become concerned that long-dormant inflation is reawakening. We don't believe this to be the case, however, and the much tamer February inflation statistics support our view. Long-term forces that contributed to stable prices during the 90s -- such as deregulation, globalization and technology -- are still firmly in place. In addition, the combination of slowing global growth and excess production capacity will reduce the ability of companies to raise prices. The cyclical peaks in inflation have been falling for 20 years, and we expect the next peak -- which may not occur for another five years -- to be well below the current peak of 4 percent.

THE TECHNOLOGY REVOLUTION STILL HAS FAR TO RUN

  The crash in the Internet sector and the financial difficulties of many telecommunications companies will not mark the end of the current technological revolution, but simply its evolution to another phase. Companies that satisfy customers will prosper, and those that employ new technologies will be more efficient than ever. This will result in productivity gains and competitive advantage for the most well-managed firms. It is difficult to predict the exact beneficiaries of this next phase, but they will exist. We therefore disagree with those who pronounce the demise of the technology miracle. We maintain our view that this is a huge revolution that will raise productivity and provide exciting investment opportunities in many "old economy" companies that stand to reap the benefits of the innovations.

REFORMS CONTINUE IN EUROPE

  Europe has undertaken the reform process somewhat grudgingly, but reforms have been instituted nonetheless. Privatization has swept major industries, politicians have chipped away at labor protections (making labor markets more flexible) and tax code reform has become more

 ECONOMIC GUIDEPOSTS

   ECONOMIC ACTIVITY IS A KEY INFLUENCE ON INVESTMENT PERFORMANCE AND SHAREHOLDER DECISION-MAKING. PERIODS OF RECESSION OR BOOM, INFLATION OR DEFLATION, CREDIT EXPANSION OR CREDIT CRUNCH HAVE A SIGNIFICANT IMPACT ON MUTUAL FUND PERFORMANCE.
       THE FOLLOWING ARE SOME SIGNIFICANT ECONOMIC GUIDEPOSTS AND THEIR INVESTMENT RATIONALE THAT MAY HELP YOUR INVESTMENT DECISION-MAKING. THE 10-YEAR TREASURY RATE AND THE PRIME RATE ARE PREVAILING INTEREST RATES. THE OTHER DATA REPORT YEAR-TO-YEAR PERCENTAGE CHANGES.

   [BAR GRAPH]

                                           NOW (3/31/01)           6 MONTHS AGO            1 YEAR AGO            2 YEARS AGO
                                           -------------           ------------            ----------            -----------
10-year Treasury rate (1)                       4.90                   5.80                   6.30                   5.20
Prime rate (2)                                  8.20                   9.50                   9.00                   7.75
Inflation rate (3)*                             3.50                   3.40                   3.30                   1.60
The U.S. dollar (4)                             8.80                   8.40                   0.50                  -0.10
Capital goods orders (5)*                       2.80                  15.20                   8.40                   5.60
Industrial production (5)*                      1.20                   5.90                   5.90                   3.30
Employment growth (6)                           0.90                   1.90                   2.30                   2.50

(1) FALLING INTEREST RATES IN RECENT YEARS HAVE BEEN A BIG PLUS FOR FINANCIAL ASSETS.
(2) THE INTEREST RATE THAT COMMERCIAL LENDERS CHARGE THEIR BEST BORROWERS.
(3) INFLATION REDUCES AN INVESTOR'S REAL RETURN. IN THE LAST FIVE YEARS, INFLATION HAS BEEN AS HIGH AS 6 PERCENT. THE LOW, MODERATE INFLATION OF THE LAST FEW YEARS HAS MEANT HIGH REAL RETURNS.
(4) CHANGES IN THE EXCHANGE VALUE OF THE DOLLAR IMPACT U.S. EXPORTERS AND THE VALUE OF U.S. FIRMS' FOREIGN PROFITS.
(5) THESE INFLUENCE CORPORATE PROFITS AND EQUITY PERFORMANCE.
(6) AN INFLUENCE ON FAMILY INCOME AND RETAIL SALES.
*DATA AS OF 2/28/01.

SOURCE: ECONOMICS DEPARTMENT, ZURICH SCUDDER INVESTMENTS, INC.

                                                               ECONOMIC OVERVIEW

widespread as deep cuts in Germany have forced other countries to compete. Mergers occur with greater ease and capital markets have become more open. So far, these changes have had a significant impact on the region's economy, but not on the relative returns of European assets. Dollar-based investors have been further disadvantaged by the poor performance of the euro over the past two years. However, we believe that as the long-term effects of these changes are recognized, investors will respond in a positive fashion.

STAY THE COURSE

  These positive themes, while important for the market's long-term outlook, do not mean that stock prices will rebound next week, or even next month. Indeed, risks are still plentiful: The U.S. dollar is vulnerable due to the large trade deficit, both consumers and corporations continue to carry high levels of debt, and instability in Japan is a threat to the entire global economy. However, we believe that the factors we describe above will, over time, provide a positive underpinning for diversified portfolios of stocks and bonds. This point is particularly important for investors who bought stocks or stock funds to help achieve their long-term goals, but who are now questioning whether to reduce or even eliminate positions due to the market's fluctuations. Although we expect that volatility will continue to affect market performance in the weeks and months ahead, investors who have withstood the market's decline so far may miss the long-term benefit of these trends if they move out of stocks now. We therefore believe that the best option for long-term investors is to stay the course even if the turbulence in the stock market continues.

THE INFORMATION CONTAINED IN THIS PIECE HAS BEEN TAKEN FROM SOURCES BELIEVED TO BE RELIABLE, BUT THE ACCURACY OF THE INFORMATION IS NOT GUARANTEED. THE OPINIONS AND FORECASTS EXPRESSED ARE THOSE OF THE ECONOMIC ADVISORS OF ZURICH SCUDDER INVESTMENTS, INC. ECONOMICS GROUP AS OF MARCH 16, 2001, AND MAY NOT ACTUALLY COME TO PASS. THIS INFORMATION IS SUBJECT TO CHANGE. NO PART OF THIS MATERIAL IS INTENDED AS AN INVESTMENT RECOMMENDATION.

TO OBTAIN A PROSPECTUS, DOWNLOAD ONE FROM WWW.KEMPER.COM, TALK TO YOUR FINANCIAL REPRESENTATIVE OR CALL SHAREHOLDER SERVICES AT (800) 621-1048. THE PROSPECTUS CONTAINS MORE COMPLETE INFORMATION, INCLUDING MANAGEMENT FEES AND EXPENSES. PLEASE READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

PERFORMANCE UPDATE

[BABSON PHOTO]

KELLY D. BABSON IS LEAD PORTFOLIO MANAGER OF THE FUND. SHE JOINED THE ORGANIZATION SIX YEARS AGO AND CURRENTLY DIRECTS ZURICH SCUDDER INVESTMENTS, INC.'S PRIVATE DEBT GROUP, WHICH MANAGES INVESTMENTS IN PRIVATE PLACEMENTS AND SENIOR BANK LOANS FOR A VARIETY OF CLIENTS. SHE IS ASSISTED BY A TEAM OF BANK LOAN ANALYSTS. BABSON HAS AN M.B.A. FROM NEW YORK UNIVERSITY AND A B.A. IN GOVERNMENT FROM GEORGETOWN UNIVERSITY.

KENNETH WEBER, A SENIOR VICE PRESIDENT, IS PORTFOLIO CO-MANAGER. HE HAS 15 YEARS' EXPERIENCE IN THE STRUCTURING, DISTRIBUTION AND TRADING OF BANK LOANS. HE HAS AN M.B.A. FROM THE UNIVERSITY OF CHICAGO AND A B.S. IN ECONOMICS FROM JOHNS HOPKINS UNIVERSITY.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED ON MARKET AND OTHER CONDITIONS.

DURING THE FIRST HALF OF FISCAL YEAR 2001, KEMPER FLOATING RATE FUND FOCUSED ON LOANS WITH RELATIVELY SOLID CREDIT CHARACTERISTICS TO HELP PRESERVE CAPITAL. LARGE REGIONAL BANKS INCREASED LOAN LOSS RESERVES, AND THE BANK LOAN SYNDICATION BUSINESS BECAME LESS ATTRACTIVE FOR TRADITIONAL BANK LENDERS. CONSOLIDATION IN BANKING ALSO CURBED LOAN DEMAND. BELOW, KELLY D. BABSON SHARES HER VIEWS ON THE BANK LOAN MARKET AND PROVIDES AN OUTLOOK FOR THE FUND FOR THE MONTHS AHEAD.

Q     HOW DID KEMPER FLOATING RATE FUND PERFORM FOR THE SIX MONTHS ENDED
FEBRUARY 28, 2001?

A     Kemper Floating Rate Fund returned 2.65 percent (Class B shares at net asset value) for the six-month period ended February 28, 2001. This was substantially higher than the 1.81 percent average return of the fund's peer group, the loan participation fund category tracked by Lipper, Inc.

  The bank loan market faced a challenging environment amid weakness in loans issued by telecom and cyclical businesses. The fund's focus on relatively higher-quality, lower-yielding loans and its relatively high cash position helped preserve capital while allowing us to capitalize on strategic opportunities. We reduced Kemper Floating Rate Fund's exposure to the automotive sector while adding cable and industrial loans of firms that have steady cash flows and solid market positions.

Q     THE FUND'S NET ASSET VALUE DROPPED BY SIX CENTS PER SHARE (FOR CLASS B
SHARES) FOR THE SIX MONTHS ENDED FEBRUARY 28. WHY?

A     Price weakness in telecom and cyclical loans placed stress on net asset values of all floating-rate funds during the period. Investors grew concerned about the declining growth rate of the U.S. economy as well as a sharp reduction in the earnings prospects for the technology sector. Investors worried that these negative trends would impair the ability of borrowers to repay their obligations. Consequently, the secondary market for all but the most secure and senior loans became less liquid, adversely affecting loan prices. Kemper Floating Rate Fund's 1.22 percent decline in net asset value per share (from $4.92 to $4.86 for Class B shares) was generally less than the percentage drop in net asset value experienced by most of our peers.

  The six months ended February 28 was an exceptionally difficult transitional period for bank loans. In calendar year 2000, bank loan funds returned less than cash as measured by six-month certificates of deposit (CDs) (Source:
Wiesenberger(R)). It was the first time since 1994 that bank loan funds provided lower returns than six-month CDs.

Q     HOW DID YOU POSITION KEMPER FLOATING RATE FUND IN THIS ENVIRONMENT?

A     We did not chase lower-quality loans just for the sake of boosting yield, and this helped our six-month results outpace the average of our peers. We continue to be very selective when evaluating new issuance and secondary market opportunities. In the telecom sector, we look for companies that have a first-to-market advantage, are in a

PERFORMANCE UPDATE

later phase of their infrastructure build-out cycle and have a clear, fully funded business plan.

  For example, we added to our exposure to McLeod USA in the fourth calendar quarter of 2000. During the period, we also added Levi Strauss and other nontechnology/telecom names to help diversify the portfolio. Improving market conditions in early calendar year 2001 helped us reduce the fund's cash position from 24 percent at the end of December to 7.7 percent at the end of February.

  The fund's current positioning reflects the modest supply of attractive new loans coming to market. The loan market, partly in response to some of the stresses in the high-yield bond market, saw a significant slowdown in supply last year by our estimate. We doubt that the recovery in issuance will be pronounced in 2001 because some banks have been adversely affected by a growing volume of nonperforming loans. They are seeking to reduce risk by curtailing involvement and even withdrawing from the syndication market. Further, consolidation in the banking sector has sharply reduced the number of banks participating in the leveraged loan arena. Finally, some bank loan issuers are refinancing their debt through the high-yield bond market, reducing the amount of loans available for secondary market purchases.

Q     WHAT DO YOU LOOK FOR IN EVALUATING LOANS?

A     We are making every effort to be fully invested while at the same time adhering to strict credit selection guidelines. We remain relatively defensive on our position outside of telecommunications, with limited exposure to some of the more difficult areas of the economy, including commodity cyclicals, finance and consumer goods.

  In evaluating loans, we look for sound business and industry fundamentals, a solid management team, relatively stable cash flow and strong equity sponsorship. Last year, we added some quantitative risk assessment tools to supplement our credit analysis. Generally, we seek companies whose leverage is no more than three times their senior debt servicing requirements and five times total debt.

Q     GIVEN THE FACT THAT SHORT-TERM INTEREST RATES HAVE FALLEN, AND COULD FALL
FURTHER, WHAT'S YOUR OUTLOOK FOR THE BANK LOAN MARKET FOR THE BALANCE OF CALENDAR YEAR 2001?

A     To maintain profit margins, banks and other depository institutions have historically cut the amount of interest they pay depositors a lot faster than they reset their loan prices for borrowers. In a falling-interest-rate environment, we believe a bank loan investor has the potential to enjoy a higher, more stable stream of income for a longer period than an investor who renews a CD.

  Even with the stresses in the loan market last year, we believe that over the longer term, bank loans will continue to provide attractive risk-adjusted returns. In our view, more bank loan market volatility lies ahead, especially if it takes more than 100 basis points of Fed easing to generate a revival in economic growth. If defaults continue to accelerate, the fund's focus on securities that are both senior and secured should help Kemper Floating Rate Fund preserve principal and provide an attractive level of monthly income in the months ahead.

TERMS TO KNOW

CREDIT SPREAD The difference in yield between higher-quality and lower-quality bonds of similar duration, typically comparing the same types of bonds. For example, if AAA-rated corporate bonds yield 5 percent, and BBB-rated corporate bonds yield 6 percent, the credit spread is 1 percent. When the spread becomes less because the higher yield drops or the lower yield rises, the spread is said to "narrow." When the opposite occurs, the spread is said to "widen."

FEDERAL FUNDS RATE The interest rate that banks charge each other on overnight loans. The Federal Reserve Board's Open Market Committee sets a target rate to either make credit more easily available or tighten monetary policy in an attempt to avoid economic imbalances such as high inflation.

MARK-TO-MARKET PRICING Mark-to-market pricing is an objective way to establish the value of loans in a floating-rate fund's portfolio. In using this method, a fund's management team relies on independent agents who monitor and record daily fluctuations in the value of loans.

SENIOR BANK LOAN Senior bank loans are commercial loans that are typically high yielding and made by groups of financial institutions to corporations. Usually, these loans are secured by senior claims on assets, specific collateral and strict loan covenants. Collateral that typically backs senior loans includes buildings, equipment, inventory, accounts receivable, patents, trademarks, and common and preferred stock in operating subsidiaries.

TOTAL RETURN An investment's total return figure measures both its net investment income and any realized price appreciation or depreciation for a given period. Total return assumes reinvestment of all dividends and represents the aggregate percentage or dollar value change over the period.

LARGEST HOLDINGS

LARGEST HOLDINGS*
Representing 25.2 percent of Kemper Floating Rate Fund's Largest Loan Holdings as of 2/28/01.

                                                                                 % OF NET
             SECTOR                              COMPANY                          ASSETS
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
1.           AUTOMOTIVE                          DURA OPERATING                     2.9%
-----------------------------------------------------------------------------------------
2.           RADIO                               EMMIS COMMUNICATIONS               2.8%
-----------------------------------------------------------------------------------------
3.           TELECOMMUNICATION                   NEXTEL FINANCE                     2.7%
-----------------------------------------------------------------------------------------
4.           OUTDOOR ADVERTISING                 LAMAR MEDIA                        2.7%
-----------------------------------------------------------------------------------------
5.           TELECOMMUNICATION                   360 NETWORKS                       2.4%
-----------------------------------------------------------------------------------------
6.           DATA MANAGEMENT                     IRON MOUNTAIN                      2.4%
-----------------------------------------------------------------------------------------
7.           COMPUTER NETWORKING                 EXODUS COMMUNICATIONS              2.4%
-----------------------------------------------------------------------------------------
8.           TELECOMMUNICATION                   PEGASUS MEDIA &                    2.4%
                                                 COMMUNICATIONS
-----------------------------------------------------------------------------------------
9            TELECOMMUNICATION                   GLOBAL CROSSING HOLDINGS           2.4%
-----------------------------------------------------------------------------------------
10.          TELECOMMUNICATION                   INSIGHT MIDWEST HOLDINGS           2.1%
-----------------------------------------------------------------------------------------

*PORTFOLIO HOLDINGS ARE SUBJECT TO CHANGE.

SECTOR WEIGHTINGS

SECTOR BREAKDOWN*
On 2/28/01

               SECTOR WEIGHTINGS                                 PERCENT
------------------------------------------------------------------------
------------------------------------------------------------------------

1.             TELECOMMUNICATIONS
                                                                  24.6%
------------------------------------------------------------------------

2.             MEDIA
                                                                  16.5%
------------------------------------------------------------------------

3.             CAPITAL GOODS
                                                                  14.3%
------------------------------------------------------------------------

4.             BASIC MATERIALS
                                                                  11.8%
------------------------------------------------------------------------

5.             CASH AND EQUIVALENTS
                                                                   7.9%
------------------------------------------------------------------------

6.             CONSUMER CYCLICALS
                                                                   7.2%
------------------------------------------------------------------------

7.             CONSUMER NONCYCLICALS
                                                                   6.8%
------------------------------------------------------------------------

8.             TRANSPORTATION
                                                                   3.7%
------------------------------------------------------------------------

9.             ENVIRONMENTAL
                                                                   2.0%
------------------------------------------------------------------------

10.            FINANCIAL
                                                                   1.9%
------------------------------------------------------------------------

11.            OTHER
                                                                   3.3%
------------------------------------------------------------------------

*PORTFOLIO HOLDINGS ARE SUBJECT TO CHANGE.

PORTFOLIO OF INVESTMENTS

KEMPER FLOATING RATE FUND
Portfolio of Investments at February 28, 2001
(UNAUDITED)

    REPURCHASE AGREEMENTS--.3%                                                          PRINCIPAL AMOUNT      VALUE
---------------------------------------------------------------------------------------------------------------------------
                                       State Street Bank and Trust Company
                                         5.34%, to be repurchased at $472,070 on
                                         03/01/2001
                                       (Cost: $472,000)(b)                                $   472,000      $    472,000
                                       ------------------------------------------------------------------------------------
    COMMERCIAL PAPER--7.4%
---------------------------------------------------------------------------------------------------------------------------
                                       Salomon Smith Barney Holdings, 5.67%,
                                         03/05/2001                                         8,000,000         7,995,129
                                       UBS Finance, 5.51%, 03/01/2001                       5,500,000         5,500,000
                                       ------------------------------------------------------------------------------------
                                       TOTAL COMMERCIAL PAPER
                                       (Cost: $13,495,129)                                                   13,495,129
                                       ------------------------------------------------------------------------------------
    VARIABLE RATE SENIOR LOAN INTERESTS*--90.7%
---------------------------------------------------------------------------------------------------------------------------

    CHEMICALS--1.3%
                                       Hercules, Inc, Term Loan D
                                         (Libor Plus 3.250%), 11/14/2005                    1,000,000           990,000
                                       Scotts Company, Term Loan B
                                         (Libor Plus 2.500%), 12/31/2007                    1,371,978         1,397,703
                                       ------------------------------------------------------------------------------------
                                                                                                              2,387,703
---------------------------------------------------------------------------------------------------------------------------

    COMMUNICATIONS--25.4%
                                       American Cellular Corp.:
                                       Term Loan B (Libor Plus 2.750%), 03/31/2008          1,400,000         1,400,000
                                       Term Loan C (Libor Plus 3.000%), 03/31/2009          1,600,000         1,600,000
                                       American Towers,
                                       Term Loan B (Libor Plus 3.250%), 12/31/2007          3,000,000         3,033,750
                                       Centennial Cellular:
                                       Term Loan B (Libor Plus 3.250%), 05/31/2007          1,477,389         1,482,005
                                       Term Loan C (Libor Plus 3.500%), 11/30/2007          1,477,330         1,481,947
                                       Cincinnati Bell/IXC,
                                       Term Loan B (Libor Plus 2.250%), 12/30/2006          2,000,000         2,008,750
                                       Cook Inlet/Voicestream,
                                       Term Loan B (Libor Plus 4.000%), 06/08/2009          3,000,000         3,043,125
                                       Crown Castle Operating Co.,
                                       Term Loan B (Libor Plus 2.750%), 03/31/2008          1,000,000         1,008,750
                                       Dobson Operating Co.,
                                       Term Loan B (Libor Plus 3.000%), 12/31/2007            990,000           987,525
                                       Exodus Communications,
                                       Term Loan B (Libor Plus 3.250%), 12/31/2008          4,000,000         4,015,000
                                       Falcon Cable Communications,
                                       Term Loan C (Libor Plus 2.250%), 12/31/2007          1,898,225         1,879,243
                                       Global Crossing Holdings Ltd.,
                                       Term Loan B (Libor Plus 2.750%), 07/31/2006          4,000,000         4,020,000
                                       Insight Midwest Holdings,
                                       Term Loan B (Libor Plus 2.750%), 04/27/2009          3,500,000         3,526,250
                                       Level 3 Communications,
                                       Term Loan B (Libor Plus 3.500%), 01/15/2008          1,000,000           990,000
                                       McLeod USA, Inc.,
                                       Term Loan B (Libor Plus 3.000%), 05/30/2008          3,000,000         3,015,000
                                       Nextel Finance:
                                       Term Loan B (Libor Plus 3.375%), 06/30/2008          2,000,000         2,011,250
                                       Term Loan C (Libor Plus 3.625%), 12/31/2008          2,000,000         2,011,250
                                       Nextel/XO Communication,
                                       Term Loan B (Libor Plus 3.250%), 06/30/2007          2,000,000         1,995,000

 10 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

                                                                                        PRINCIPAL AMOUNT      VALUE
---------------------------------------------------------------------------------------------------------------------------
                                       Rural Cellular Corp.:
                                       Term Loan B (Libor Plus 3.000%), 10/03/2008        $   500,000      $    498,750
                                       Term Loan C (Libor Plus 3.250%), 04/03/2009            500,000           498,750
                                       Voicestream PCS Holdings,
                                       Term Loan B (Libor Plus 3.000%), 02/25/2009          1,500,000         1,492,875
                                       360 Network, Inc.
                                       (Libor Plus 3.500%), 12/31/2007                      4,000,000         3,960,000
                                       ------------------------------------------------------------------------------------
                                                                                                             45,959,220
---------------------------------------------------------------------------------------------------------------------------

    CONSTRUCTION--0.4%
                                       Juno Lighting, Inc.,
                                       Term Loan B (Libor Plus 3.250%), 06/30/2006            717,196           712,265
---------------------------------------------------------------------------------------------------------------------------

    CONSUMER DISCRETIONARY--3.2%
                                       Meristar Hospitality,
                                       Term Loan B (Libor Plus 2.000%), 12/31/2004            540,051           540,051
                                       Outsourcing Solution,
                                       Term Loan B (Libor Plus 4.000%), 06/30/2006            987,500           938,125
                                       Six Flags Theme Parks,
                                       Term Loan B (Libor Plus 3.250%), 11/30/2005          2,500,000         2,521,875
                                       Washington Football Inc.:
                                       Term Loan (Libor Plus 2.875%), 07/31/2004            1,720,000         1,728,600
                                       Term Loan A (Libor Plus 1.500%), 07/31/2004             80,000            80,050
                                       ------------------------------------------------------------------------------------
                                                                                                              5,808,701
---------------------------------------------------------------------------------------------------------------------------

    CONSUMER STAPLES--1.9%
                                       American Safety Razor,
                                       Term Loan B (Libor Plus 3.750%), 04/30/2007            469,063           469,063
                                       Spartan Stores, Inc.,
                                       Term Loan B (Libor Plus 2.250%), 03/18/2007          1,990,000         1,991,552
                                       UST Inc.,
                                       Term Loan B (Libor Plus 2.500%), 02/10/2005            997,500         1,008,373
                                       ------------------------------------------------------------------------------------
                                                                                                              3,468,988
---------------------------------------------------------------------------------------------------------------------------

    DURABLES--1.2%
                                       Decrane Finance,
                                       Term Loan B (Libor Plus 3.500%), 04/23/2006          1,473,727         1,466,358
                                       Transportation Manufacturing Operations,
                                       Term Loan (Libor Plus 3.250%), 06/16/2006              910,077           749,630
                                       ------------------------------------------------------------------------------------
                                                                                                              2,215,988
---------------------------------------------------------------------------------------------------------------------------

    HEALTH--2.4%
                                       Charles River Labs,
                                       Term Loan B (Libor Plus 3.750%), 09/30/2007            945,000           948,544
                                       Stryker Corp.,
                                       Term Loan B (Libor Plus 2.500%), 12/31/2005          1,481,060         1,487,540
                                       Triad Hospitals,
                                       Term Loan B (Libor Plus 4.000%), 11/1/2005           1,964,820         1,980,784
                                       ------------------------------------------------------------------------------------
                                                                                                              4,416,868
---------------------------------------------------------------------------------------------------------------------------

    MANUFACTURING--17.0%
                                       Arteva (Kosa),
                                       Term Loan B (Libor Plus 3.250%), 12/31/2006          1,658,871         1,675,460
                                       Dura Operating Corp.,
                                       Term Loan B (Libor Plus 2.500%), 03/31/2006          4,962,500         4,838,438
                                       Huntsman International LLC:
                                       Term Loan B (Libor Plus 3.000%), 06/30/2007          1,470,000         1,477,350
                                       Term Loan C (Libor Plus 3.250%), 06/30/2008          1,470,000         1,477,350
                                       Kerr Group,
                                       Term Loan B (Prime Plus 3.250%), 03/31/2006            992,500           932,950
                                       Lyondell Chemical,
                                       Term Loan E (Libor Plus 3.875%), 05/31/2006          1,964,997         2,033,772
                                       Mail-Well, Inc.,
                                       Term Loan B (Libor Plus 2.500%), 03/31/2007          1,676,826         1,661,105

    The accompanying notes are an integral part of the financial statements.  11

PORTFOLIO OF INVESTMENTS

                                                                                        PRINCIPAL AMOUNT      VALUE
---------------------------------------------------------------------------------------------------------------------------
                                       Mueller Group:
                                       Term Loan B (Libor Plus 3.250%), 08/31/2006        $   985,000      $    992,388
                                       Term Loan C (Libor Plus 3.500%), 08/31/2007            985,000           993,003
                                       OM Group,
                                       Term Loan B (Libor Plus 3.000%), 03/31/2007            992,500           997,463
                                       Packaging Corp. of America,
                                       Term Loan B (Libor Plus 3.250%), 04/12/2007            840,445           842,546
                                       Riverwood Holding:
                                       Term Loan B (Libor Plus 3.000%), 02/28/2004          1,252,942         1,256,074
                                       Term Loan C (Libor Plus 3.500%), 02/28/2004            559,090           560,488
                                       SI Corp/Synthetic Industries,
                                       Term Loan B (Libor Plus 3.500%), 12/01/2007          3,000,000         2,910,000
                                       SPX Corp.:
                                       Term Loan B (Libor Plus 2.250%), 09/30/2006            990,000           994,950
                                       Term Loan C (Libor Plus 2.500%), 01/31/2008          1,000,000         1,008,750
                                       Smurfit-Stone Container,
                                       Term Loan D (Libor Plus 3.500%), 10/01/2003          2,995,536         3,006,769
                                       Superior Telecom,
                                       Term Loan A (Libor Plus 3.250%), 11/27/2005          1,160,058         1,044,052
                                       Tapco International Corp.:
                                       Term Loan B (Libor Plus 3.000%), 07/31/2007            307,813           307,813
                                       Term Loan C (Libor Plus 3.250%), 07/31/2008            184,688           184,688
                                       Terex Corp.,
                                       Term Loan C (Libor Plus 3.250%), 03/06/2006          1,638,099         1,641,171
                                       ------------------------------------------------------------------------------------
                                                                                                             30,836,580
---------------------------------------------------------------------------------------------------------------------------

    MEDIA--16.0%
                                       Advanstar Communications,
                                       Term Loan B (Libor Plus 3.500%), 11/06/2008          1,782,857         1,791,771
                                       CC 6 Operating Co.,
                                       Term Loan B (Libor Plus 2.750%), 11/12/2008          2,500,000         2,509,375
                                       Century Holdings LLC:
                                       Discrete Term Loan (Libor Plus 3.000%),
                                         06/30/2009                                         2,500,000         2,503,125
                                       Term Loan B (Libor Plus 2.750%), 06/30/2009          1,000,000         1,001,250
                                       Charter Communications,
                                       Term Loan B (Libor Plus 2.500%), 03/18/2008          2,000,000         1,998,750
                                       Citadel Communications Co.,
                                       Term Loan B (Libor Plus 3.250%), 03/31/2007          1,000,000         1,002,500
                                       Corus Entertainment,
                                       Term Loan B (Libor Plus 3.000%), 09/01/2007            990,000           996,806
                                       Emmis Communications Corp,
                                       Term Loan B (Libor Plus 2.875%), 08/31/2009          4,500,000         4,533,750
                                       Lamar Media Company:
                                       Term Loan B (Libor Plus 2.250%), 08/01/2006          2,000,000         2,015,000
                                       Incremental Series B-1
                                       (Libor Plus 2.250%), 08/01/2006                      2,000,000         2,007,500
                                       Pegasus Media & Communications,
                                       Term Loan B (Libor Plus 3.500%), 04/30/2005          3,916,667         3,926,458
                                       RCN Corp.,
                                       Term Loan B (Libor Plus 3.500%), 06/03/2007          2,700,000         2,430,000
                                       Sinclair Broadcasting,
                                       Revolver (Libor Plus 1.000%), 09/15/2005               126,056           122,905
                                       Term Loan (Libor Plus 1.000%), 09/15/2005              264,084           258,803
                                       Weekly Reader,
                                       Term Loan B (Libor Plus 4.000%), 12/31/2006            987,500           952,938
                                       Young Broadcasting, Inc.,
                                       Term Loan B (Libor Plus 3.000%), 11/30/2006          1,000,000         1,005,000
                                       ------------------------------------------------------------------------------------
                                                                                                             29,055,931

 12 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

                                                                                        PRINCIPAL AMOUNT      VALUE
---------------------------------------------------------------------------------------------------------------------------

    METALS & MINERALS--1.5%
                                       Ispat Inland, LP:
                                       Term Loan B (Libor Plus 2.250%), 07/16/2005        $   835,013      $    651,310
                                       Term Loan C (Libor Plus 2.750%), 07/16/2005            835,013           651,310
                                       P&L Coal Holdings Corp.,
                                       Term Loan B (Libor Plus 2.000%), 06/30/2006          1,331,667         1,331,667
                                       ------------------------------------------------------------------------------------
                                                                                                              2,634,287
---------------------------------------------------------------------------------------------------------------------------

    NON DURABLES--2.7%
                                       Doane Pet Care,
                                       Term Loan B (Libor Plus 3.250%), 12/31/2006          2,947,236         2,880,923
                                       Levi Strauss & Co.,
                                       Term Loan B (Libor Plus 3.000%), 02/01/2004          2,000,000         2,015,000
                                       ------------------------------------------------------------------------------------
                                                                                                              4,895,923
---------------------------------------------------------------------------------------------------------------------------

    SERVICE INDUSTRIES--10.7%
                                       Allied Waste Industries:
                                       Term Loan B (Libor Plus 2.750%), 07/31/2006            787,982           785,027
                                       Term Loan C (Libor Plus 3.000%), 07/31/2007            945,578           942,032
                                       Barjan Products,
                                       Term Loan B (Libor Plus 3.500%), 05/06/2005            985,050           955,499
                                       Buffets Inc,
                                       Term Loan B (Libor Plus 3.750%), 10/01/2006          1,500,000         1,515,000
                                       Casella Waste Systems,
                                       Term Loan B (Libor Plus 3.625%), 12/31/2006            916,667           893,750
                                       Flowserve Corp.,
                                       Term Loan B (Libor Plus 3.500%), 06/30/2008          3,000,000         3,015,000
                                       Iron Mountain:
                                       Term Loan A (Libor Plus 2.000%), 02/28/2005          2,000,000         2,005,000
                                       Term Loan B (Libor Plus 2.750%), 02/28/2006          1,995,000         2,022,431
                                       Rent-A-Center, Inc.:
                                       Term Loan B (Libor Plus 2.000%), 08/01/2006            668,858           664,259
                                       Term Loan C (Libor Plus 2.250%), 02/01/2007            818,604           812,976
                                       Rent-Way, Inc.,
                                       Term Loan B (Prime Plus 3.500%), 12/31/2006          1,982,497         1,890,291
                                       Stericycle, Inc.,
                                       Term Loan B (Libor Plus 3.500%), 11/30/2006            936,375           945,739
                                       United Rentals, Inc.
                                       Term Loan C (Libor Plus 2.500%), 06/30/2006          1,990,000         1,930,300
                                       URS Corp.:
                                       Term Loan B (Libor Plus 3.250%), 06/09/2006            492,500           493,116
                                       Term Loan C (Libor Plus 3.500%), 06/09/2006            492,500           493,116
                                       ------------------------------------------------------------------------------------
                                                                                                             19,363,536
---------------------------------------------------------------------------------------------------------------------------

    TECHNOLOGY--3.7%
                                       Seagate Technology,
                                       Term Loan B (Libor Plus 3.000%), 11/22/2006          3,000,000         2,985,000
                                       Semiconductors Components Ind:
                                       Term Loan B (Libor Plus 3.500%), 08/04/2006            962,963           948,519
                                       Term Loan C (Libor Plus 3.750%), 08/04/2007          1,037,037         1,021,481
                                       UCAR International, Term Loan B (Libor Plus
                                         2.750%), 12/31/2007                                1,980,000         1,770,862
                                       ------------------------------------------------------------------------------------
                                                                                                              6,725,862

    The accompanying notes are an integral part of the financial statements.  13

PORTFOLIO OF INVESTMENTS

                                                                                        PRINCIPAL AMOUNT      VALUE
---------------------------------------------------------------------------------------------------------------------------

    TRANSPORTATION--3.3%
                                       Kansas City Southern Railway Co.,
                                       Term Loan B (Libor Plus 3.000%), 01/31/2007        $ 1,000,000      $  1,006,250
                                       RailAmerica,
                                       Term Loan B (Libor Plus 3.250%), 02/28/2007          2,963,412         2,968,964
                                       Travel Centers,
                                       Term Loan B (Libor Plus 3.250%), 11/01/2008          2,000,000         2,020,000
                                       ------------------------------------------------------------------------------------
                                                                                                              5,995,214
                                       ------------------------------------------------------------------------------------
                                       TOTAL VARIABLE RATE SENIOR LOAN INTERESTS
                                       (Cost: $165,849,464)                                                 164,477,066
                                       ------------------------------------------------------------------------------------
    COMMON STOCKS--1.6%                                                                      SHARES
---------------------------------------------------------------------------------------------------------------------------
                                       Pilgram Prime Rate Trust
                                       (Cost: $3,197,505)                                     350,000         2,842,000
                                       ------------------------------------------------------------------------------------
                                       TOTAL INVESTMENTS PORTFOLIO--100%
                                       (Cost: $183,014,098)(a)                                             $181,286,195
                                       ------------------------------------------------------------------------------------

 NOTES TO KEMPER FLOATING RATE FUND PORTFOLIO OF INVESTMENTS

* Senior loans in the Fund's portfolio generally are subject to mandatory and/or optional prepayment. As a result, the actual remaining maturity of senior loans in the Fund's portfolio may be substantially less than the stated maturities shown in this report.

(a) The cost for federal income tax purposes was $183,014,098. At February 28, 2001, the net unrealized depreciation for all securities based on tax cost was $1,727,903. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess market value over tax cost of $512,227 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $2,240,130.

(b) Repurchase agreements are fully collateralized by U.S. Treasury or Government agency securities.

 14 The accompanying notes are an integral part of the financial statements.

FINANCIAL STATEMENTS

STATEMENT OF ASSETS & LIABILITIES
As of February 28, 2001 (Unaudited)

ASSETS
----------------------------------------------------------------------------
Investments in securities, at value (cost $183,014,098)         $181,286,195
----------------------------------------------------------------------------
Cash                                                                     357
----------------------------------------------------------------------------
Receivable for investments sold                                       83,375
----------------------------------------------------------------------------
Interest receivable                                                1,716,511
----------------------------------------------------------------------------
Receivable for Fund shares sold                                      515,610
----------------------------------------------------------------------------
TOTAL ASSETS                                                     183,602,048
----------------------------------------------------------------------------
LIABILITIES
----------------------------------------------------------------------------
Dividends payable                                                  1,087,952
----------------------------------------------------------------------------
Deferred facility fees                                               222,606
----------------------------------------------------------------------------
Payable for Fund shares redeemed                                      41,711
----------------------------------------------------------------------------
Accrued management fee                                               386,448
----------------------------------------------------------------------------
Accrued reorganization costs                                          22,995
----------------------------------------------------------------------------
Accrued Trustees' fees and expenses                                    9,017
----------------------------------------------------------------------------
Other accrued expenses and payables                                  232,750
----------------------------------------------------------------------------
Total liabilities                                                  2,003,479
----------------------------------------------------------------------------
NET ASSETS, AT VALUE                                            $181,598,569
----------------------------------------------------------------------------
NET ASSETS
----------------------------------------------------------------------------
Net assets consist of:
Undistributed net investment income                             $     73,138
----------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on investment
securities                                                        (1,727,903)
----------------------------------------------------------------------------
Accumulated net realized gain (loss)                              (2,509,190)
----------------------------------------------------------------------------
Paid-in capital                                                  185,762,524
----------------------------------------------------------------------------
NET ASSETS, AT VALUE                                            $181,598,569
----------------------------------------------------------------------------
NET ASSET VALUE
----------------------------------------------------------------------------
CLASS A SHARES
  Net asset value, offering and redemption price per share
  ($8,301,725 / 1,697,600 outstanding shares of beneficial
  interest, $.01 par value, unlimited number of shares
  authorized)                                                          $4.89
----------------------------------------------------------------------------
CLASS B SHARES
  Net asset value, offering and redemption price (subject to early withdrawal charge) per share
  ($120,920,022 / 24,878,629 outstanding shares of
  beneficial interest, $.01 par value, unlimited number of
  shares authorized)                                                   $4.86
----------------------------------------------------------------------------
CLASS C SHARES
  Net asset value, offering and redemption price (subject to early withdrawal charge) per share
  ($52,376,822 / 10,720,792 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares
  authorized)                                                          $4.89
----------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.  15

FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
Six months ended February 28, 2001 (Unaudited)

INVESTMENT INCOME
---------------------------------------------------------------------------
Interest                                                        $ 8,083,981
---------------------------------------------------------------------------
Dividends                                                           149,450
---------------------------------------------------------------------------
Facilities fees                                                     209,215
---------------------------------------------------------------------------
Total income                                                      8,442,646
---------------------------------------------------------------------------
Expenses:
Management fee                                                      460,132
---------------------------------------------------------------------------
Services to shareholders                                            126,867
---------------------------------------------------------------------------
Custodian and accounting fees                                        54,112
---------------------------------------------------------------------------
Distribution services fees                                          526,331
---------------------------------------------------------------------------
Administrative services fees                                        230,066
---------------------------------------------------------------------------
Auditing                                                             40,601
---------------------------------------------------------------------------
Legal                                                                 7,421
---------------------------------------------------------------------------
Trustees' fees and expenses                                          14,046
---------------------------------------------------------------------------
Reports to shareholders                                              23,007
---------------------------------------------------------------------------
Registration fees                                                    80,272
---------------------------------------------------------------------------
Reorganization fees                                                  25,006
---------------------------------------------------------------------------
Other                                                                 9,077
---------------------------------------------------------------------------
Total expenses, before expense reductions                         1,596,938
---------------------------------------------------------------------------
Expense reductions                                                 (134,854)
---------------------------------------------------------------------------
Total expenses, after expense reductions                          1,462,084
---------------------------------------------------------------------------
NET INVESTMENT INCOME                                             6,980,562
---------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
---------------------------------------------------------------------------
Net realized gain (loss) from investments                        (2,149,110)
---------------------------------------------------------------------------
Net unrealized appreciation (depreciation) during the period
on investments                                                      335,683
---------------------------------------------------------------------------
Net gain (loss) on investment transactions                       (1,813,427)
---------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
OPERATIONS                                                      $ 5,167,135
---------------------------------------------------------------------------

 16 The accompanying notes are an integral part of the financial statements.

FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

                                                                   SIX MONTHS
                                                                      ENDED
                                                                FEBRUARY 28, 2001         YEAR ENDED
                                                                   (UNAUDITED)          AUGUST 31, 2000
INCREASE (DECREASE) IN NET ASSETS
-------------------------------------------------------------------------------------------------------
Operations:
Net investment income                                             $  6,980,562           $  9,466,405
-------------------------------------------------------------------------------------------------------
Net realized gain (loss)                                            (2,149,110)              (360,080)
-------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on investment
transactions during the period                                         335,683             (1,915,978)
-------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
operations                                                           5,167,135              7,190,347
-------------------------------------------------------------------------------------------------------
Distributions to shareholders:
From net investment income
Class A                                                               (346,127)              (303,042)
-------------------------------------------------------------------------------------------------------
Class B                                                             (4,757,988)            (7,304,627)
-------------------------------------------------------------------------------------------------------
Class C                                                             (2,092,023)            (1,845,368)
-------------------------------------------------------------------------------------------------------
Fund share transactions:
Proceeds from shares sold                                           25,300,431            122,707,729
-------------------------------------------------------------------------------------------------------
Reinvestment of distributions                                        3,703,362              5,793,765
-------------------------------------------------------------------------------------------------------
Cost of shares redeemed                                            (23,162,411)           (15,969,768)
-------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund share
transactions                                                         5,841,382            112,531,726
-------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets                                    3,812,379            110,269,036
-------------------------------------------------------------------------------------------------------
Net assets at beginning of period                                  177,786,190             67,517,154
-------------------------------------------------------------------------------------------------------
Net assets at end of period (including undistributed net
investment income of $73,138 and $288,714, respectively)          $181,598,569           $177,786,190
-------------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.  17

FINANCIAL STATEMENTS

STATEMENT OF CASH FLOWS
For the six months ended February 28, 2001
(Unaudited)

CASH FLOWS FROM OPERATING ACTIVITIES:
----------------------------------------------------------------------------
Investment income received                                      $  8,059,212
----------------------------------------------------------------------------
Payment of expenses                                               (1,461,086)
----------------------------------------------------------------------------
Proceeds from sales and maturities of investments                 22,126,603
----------------------------------------------------------------------------
Purchases of investments                                         (55,259,920)
----------------------------------------------------------------------------
Net purchases of short term investments                           25,220,739
----------------------------------------------------------------------------
CASH PROVIDED BY (USED IN) OPERATING ACTIVITIES                   (1,314,452)
----------------------------------------------------------------------------
CASH FLOWS FROM FINANCING ACTIVITIES:
----------------------------------------------------------------------------
Net proceeds from Fund share activity                           $  1,931,658
----------------------------------------------------------------------------
Distributions paid (net of reinvestment of dividends)             (2,445,671)
----------------------------------------------------------------------------
Cash provided by (used in) financing activities                     (514,013)
----------------------------------------------------------------------------
Increase (decrease) in cash                                       (1,828,465)
----------------------------------------------------------------------------
Cash at beginning of period                                        1,828,822
----------------------------------------------------------------------------
Cash at end of period                                                    357
----------------------------------------------------------------------------
RECONCILIATION OF NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS TO
CASH PROVIDED BY OPERATING ACTIVITIES:
----------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
  operations                                                       5,167,135
----------------------------------------------------------------------------
Net (increase) decrease in cost of investments                    (5,680,094)
----------------------------------------------------------------------------
Net increase (decrease) in unrealized appreciation
(depreciation) on investments                                       (335,683)
----------------------------------------------------------------------------
(Increase) decrease in net investment income receivable             (383,433)
----------------------------------------------------------------------------
(Increase) decrease in receivable for investments sold               (83,375)
----------------------------------------------------------------------------
Increase (decrease) in accrued expenses and payables                     998
----------------------------------------------------------------------------
CASH PROVIDED BY (USED IN) OPERATING ACTIVITIES                 $ (1,314,452)
----------------------------------------------------------------------------

 18 The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS

THE FOLLOWING TABLES INCLUDE SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD AND OTHER PERFORMANCE INFORMATION DERIVED FROM THE FINANCIAL STATEMENTS.

                                                                              CLASS A
                                                             ------------------------------------------
                                                                                    FOR THE PERIOD FROM
                                                             SIX MONTHS             NOVEMBER 1, 1999
                                                                ENDED               (COMMENCEMENT OF
                                                             FEBRUARY 28, 2001      OPERATIONS) TO
                                                             (UNAUDITED)            AUGUST 31, 2000
PER SHARE OPERATING PERFORMANCE
-------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                               $4.94                    5.00
-------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss) (a)                                     .20                     .32
-------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment
transactions                                                        (.05)                   (.08)
-------------------------------------------------------------------------------------------------------
Total from investment operations                                     .15                     .24
-------------------------------------------------------------------------------------------------------
Less distribution from:
Net investment income                                               (.20)                   (.30)
-------------------------------------------------------------------------------------------------------
Total distributions                                                 (.20)                   (.30)
-------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $4.89                    4.94
-------------------------------------------------------------------------------------------------------
TOTAL RETURN (%) (B)                                                3.00**                  4.86**
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------
Net assets, end of period ($ in millions)                              8                       8
-------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                     1.17*                   1.28*
-------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                      1.14*                   1.26*
-------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                           8.02*                   7.86*
-------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                           30*                     32*
-------------------------------------------------------------------------------------------------------

                                                                                  CLASS B
                                                       -------------------------------------------------------------
                                                                                                   FOR THE PERIOD
                                                       SIX MONTHS                                  FROM MAY 25, 1999
                                                          ENDED                                    (COMMENCEMENT OF
                                                       FEBRUARY 28, 2001      YEAR ENDED           OPERATIONS) TO
                                                       (UNAUDITED)            AUGUST 31, 2000      AUGUST 31, 1999
PER SHARE OPERATING PERFORMANCE
--------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $4.92                  4.99                 5.00
--------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss) (a)                               .18                   .36                  .09
--------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment
transactions                                                  (.05)                 (.07)                (.03)
--------------------------------------------------------------------------------------------------------------------
Total from investment operations                               .13                   .29                  .06
--------------------------------------------------------------------------------------------------------------------
Less distribution from:
Net investment income                                         (.19)                 (.36)                (.07)
--------------------------------------------------------------------------------------------------------------------
Total distributions                                           (.19)                 (.36)                (.07)
--------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $4.86                  4.92                 4.99
--------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (%) (B) (C)                                      2.65**                5.82                 1.23**
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ in millions)                      121                   120                   68
--------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)               1.72*                 2.03                 3.48*
--------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                1.66*                 1.71                 0.38*
--------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                     7.49*                 7.13                 6.53*
--------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                     30*                   32                    2*
--------------------------------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                                                CLASS C
                                                                ----------------------------------------
                                                                                     FOR THE PERIOD FROM
                                                                SIX MONTHS           NOVEMBER 1, 1999
                                                                   ENDED             (COMMENCEMENT OF
                                                                FEBRUARY 28, 2001    OPERATIONS) TO
                                                                (UNAUDITED)          AUGUST 31, 2000
PER SHARE OPERATING PERFORMANCE
------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                  $4.94                  5.00
------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss) (a)                                        .19                   .31
------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment
transactions                                                           (.05)                 (.07)
------------------------------------------------------------------------------------------------------------
Total from investment operations                                        .14                   .24
------------------------------------------------------------------------------------------------------------
Less distribution from:
Net investment income                                                  (.19)                 (.30)
------------------------------------------------------------------------------------------------------------
Total distributions                                                    (.19)                 (.30)
------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                        $4.89                  4.94
------------------------------------------------------------------------------------------------------------
TOTAL RETURN (%) (B) (C)                                               2.87**                4.80**
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ in millions)                                52                    50
------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                        1.71*                 1.87*
------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                         1.46*                 1.70*
------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                              7.68*                 7.38*
------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                              30*                   32*
------------------------------------------------------------------------------------------------------------

NOTES:

 * Annualized

** Not annualized

(a) Based on monthly average shares outstanding during the period

(b) Total return would have been lower had certain expenses not been waived

(c) Total return does not reflect the effect of any sales charges

(d) The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were 1.13% and 1.13%, 1.69% and 1.64% and 1.68% and 1.44%, for Class A, Class B, and Class C, respectively (see Notes to Financial Statements).

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

1    SIGNIFICANT
     ACCOUNTING POLICIES     Kemper Floating Rate Fund (the "Fund") is
                             registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a closed-end, non-diversified management investment company organized as a Massachusetts business trust. The
                             Fund does not intend to list the shares for trading on any national securities exchange.

                             The Fund currently offers multiple classes of shares. Class A shares are offered to certain investors without an initial sales charge. Class A shares are available only to investors participating in a fee based investment advisory or agency commission program and upon conversion from Class B and Class C shares. Class B shares are offered without an initial sales charge, but are subject to higher ongoing expenses than Class A shares and a declining early withdrawal charge ("EWC") if the shares are repurchased by the Fund within four years of purchase. The charge is 3.0% for shares submitted and accepted for repurchase during the first year after purchase, 2.5% during the second year, 2.0% during the third year, and 1.0% during the fourth year. There is no EWC thereafter. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge, are subject to higher ongoing expenses than Class A shares and an EWC of 1.0% within one year of purchase. Class C shares automatically convert to Class A shares ten years after issuance. The Fund intends to offer its shares continuously. The Fund will make quarterly offers to repurchase a percentage of its outstanding shares at net asset value. Because the Fund is a closed-end investment company, shareholders are not able to redeem their shares on a daily basis.

                             Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class such as distribution services, shareholder services, administrative services and certain other class specific expenses. Differences in class expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class specific arrangements.

                             The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

                             SECURITY VALUATION. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange. Securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market, Inc. ("Nasdaq"), for which there have been sales, are valued at the most recent sale price reported. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price, or if no sale occurred, at the calculated mean between the most recent bid

NOTES TO FINANCIAL STATEMENTS

                             and asked quotations on such market. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

                             Portfolio debt securities purchased with an original maturity greater than sixty days are valued by pricing agents approved by the officers of the Fund, whose quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the security is then valued at the calculated mean between the most recent bid and asked quotations supplied by a bona fide market maker shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost.

                             All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

                             REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest.

                             FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. The Fund paid no federal income taxes and no federal income tax provision was required. At August 31, 2000, the Fund had a net tax basis capital loss carryforward of approximately $6,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until August 31, 2008, the expiration date, whichever occurs first. From November 1, 1999 through August 31, 2000, the Fund incurred approximately $355,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ended August 31, 2001.

                             DISTRIBUTION OF INCOME AND GAINS. Approximately all of the net investment income of the Fund is declared as a daily dividend to shareholders of record and is distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

                             The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. As a result, net investment income
                             (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

                             STATEMENT OF CASH FLOWS. Information on financials transactions which have been settled through the receipt and disbursement of cash is presented in the Statement of Cash Flows. The cash amount shown in the Statement of Cash

NOTES TO FINANCIAL STATEMENTS

                             Flows is the amount reported as cash in the Fund's Statement of Assets and Liabilities and represents the cash position in its custodial bank account and does not include any short-term investments at February 28, 2001.

                             INVESTMENT TRANSACTIONS AND INVESTMENT
                             INCOME. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis. Facilities fees received are deferred and recognized on a straight-line basis as income over the average life of the loans.

--------------------------------------------------------------------------------

2    TRANSACTIONS WITH
     AFFILIATES              MANAGEMENT AGREEMENT. The Fund has a management
                             agreement with Zurich Scudder Investments, Inc.,
                             ("ZSI" or the "Advisor") formerly Scudder Kemper
                             Investments, Inc. and pays a monthly investment management fee of 1/12th of the annual rate of 0.50% of the first $1 billion of average daily net assets, 0.49% of the next $2 billion, 0.48% of the next $2 billion, 0.47% of the next $5 billion, and 0.45% of average daily net assets over $10 billion.
                             The Fund incurred a management fee of $460,132 for the six months ended February 28, 2001, which is equivalent to an annualized effective rate of .50% of average daily net assets.

                             UNDERWRITING AND DISTRIBUTION SERVICES
                             AGREEMENT. The Fund has an underwriting and distribution services agreement with Kemper Distributors, Inc. ("KDI"). For services under the distribution services agreement, the Fund pays KDI a fee of 0.60% of average daily net assets of the Class B shares pursuant to a separate distribution plan for Class B shares. Pursuant to the agreement, KDI enters into related selling group agreements with various firms at various rates for sales of Class B shares. In addition, KDI receives any early withdrawal fees ("EWC") from redemptions of Class B shares. Distribution and EWC fees received by KDI for the six months ended February 28, 2001 are $687,700 after an expense waiver of $36,201 by KDI.

                             ADMINISTRATIVE SERVICES AGREEMENT. The Fund has an administrative services agreement with KDI. For providing information and administrative services to shareholders, the Fund pays KDI a fee at an annual rate of up to 0.25% of average daily net assets of the Fund. KDI in turn has various agreements with financial services firms that provide these services and pays these firms based on assets of fund accounts the firms service. Administrative services fees incurred by the Fund for the six months ended February 28, 2001 are $230,066.

                             SHAREHOLDER SERVICES AGREEMENT. Kemper Service Company ("KSvC") is the transfer, dividend paying and shareholder service agent of the Fund. Under the agreement, KSvC received shareholder services fees of $48,678 after an expense waiver of $43,172 by KSvC for the six months ended February 28, 2001, of which $6,058 is unpaid at February 28, 2001.

                             FUND ACCOUNTING FEES. Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of ZSI, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. Fund accounting fees incurred by the Fund for the year ended February 28, 2001 are $37,105, all of which is unpaid at February 28, 2001.

NOTES TO FINANCIAL STATEMENTS

                             OFFICERS AND TRUSTEES. Certain officers or trustees of the Fund are also officers or trustees of ZSI. During the six months ended February 28, 2001, the Fund made no payments to its officers and incurred trustees' fees of $5,154 to independent trustees. In addition, a one-time fee of $8,892 was accrued for payment to those Trustees not affiliated with the Advisor who are not standing for re-election, under the reorganization discussed in Note 9. Inasmuch as the Advisor will also benefit from administrative efficiencies of a consolidated Board, the Advisor has agreed to bear $4,446 of such costs.

--------------------------------------------------------------------------------

3    PURCHASES AND SALES
     OF SECURITIES           For the six months ended February 28, 2001,
                             investment transactions (excluding short-term instruments) are as follows:

                             Purchases                               $55,259,920

                             Proceeds from sales                      22,209,978

--------------------------------------------------------------------------------

4    CAPITAL SHARE
     TRANSACTIONS            The following table summarizes the activity in
                             capital shares of the Fund:

                                                                  FOR THE SIX MONTHS            FOR THE YEAR ENDED
                                                               ENDED FEBRUARY 28, 2001           AUGUST 31, 2000
                                                              --------------------------    --------------------------
                                                                SHARES         AMOUNT         SHARES         AMOUNT
                                       SHARES SOLD
                                       -------------------------------------------------------------------------------
                                        Class A                  384,648    $  1,887,834     1,808,710    $  9,010,387
                                       -------------------------------------------------------------------------------
                                        Class B                2,199,569      10,749,373    12,481,360      62,061,530
                                       -------------------------------------------------------------------------------
                                        Class C                2,583,228      12,663,224    10,362,521      51,635,812
                                       -------------------------------------------------------------------------------
                                       SHARES ISSUED IN REINVESTMENT OF DIVIDENDS
                                       -------------------------------------------------------------------------------
                                        Class A                   41,329         202,810        41,957         208,108
                                       -------------------------------------------------------------------------------
                                        Class B                  449,066       2,191,218       845,394       4,190,389
                                       -------------------------------------------------------------------------------
                                        Class C                  267,286       1,309,334       281,292       1,395,268
                                       -------------------------------------------------------------------------------
                                       SHARES REDEEMED
                                       -------------------------------------------------------------------------------
                                        Class A                 (416,971)     (2,043,994)     (162,073)       (802,462)
                                       -------------------------------------------------------------------------------
                                        Class B               (2,159,879)    (10,523,955)   (2,458,733)    (12,171,920)
                                       -------------------------------------------------------------------------------
                                        Class C               (2,168,776)    (10,594,462)     (604,759)     (2,995,386)
                                       -------------------------------------------------------------------------------
                                        NET INCREASE FROM CAPITAL SHARE
                                        TRANSACTIONS                        $  5,841,382                  $112,531,726
                                       -------------------------------------------------------------------------------

--------------------------------------------------------------------------------

5    EXPENSE OFF-SET
     ARRANGEMENTS            The Fund has entered into arrangements with its
                             custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During the six months ended February 28, 2001, the Fund's custodian and transfer agent fees were reduced by $4,500 and $28,364, respectively, under these arrangements.

--------------------------------------------------------------------------------

6    INVESTING IN SENIOR
     LOAN INTERESTS          Senior Loans are interests in adjustable rate loans
                             that have a senior right to payment, which, in many circumstances, are fully collateralized by assets of a corporation, partnership, limited liability company, or other business entity. Senior Loans are often issued in connection with recapitalizations, acquisitions, leveraged buy-outs, and refinancings.
                             Because of a limited secondary market for Senior
                             Loans, the Fund may be limited in its ability to sell portfolio holdings at the price at which they are valued by the Fund to generate gains, avoid losses, or to meet repurchase requests.

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

7    COMMITMENTS             The Fund can invest in certain Variable Rate Senior
                             Loan agreements that include the obligation to make additional loans in certain circumstances. The Fund reserves against such contingent obligations by segregating cash, liquid securities and liquid
                             Senior Loans. At February 28, 2001 the Fund had unfunded loan commitments of approximately
                             $3,578,169.

--------------------------------------------------------------------------------

8    REPURCHASE OFFERS       As a matter of fundamental policy, the Fund will
                             offer to repurchase from 5% to 25% of its common shares at net asset value at three month intervals.
                             The deadline for the repurchase offers will be a business day in the months of February, May, August and November. The price applicable to each repurchase offer will be determined no later than 14 calendar days after each repurchase request deadline (or, if not a business day, the next business day). Fund shares, when submitted for repurchase, may be worth more or less than their original cost. For the six months ended February
                             28, 2001, 4,745,626 shares were repurchased.

--------------------------------------------------------------------------------

9    REORGANIZATION          ZSI has initiated a program to reorganize and
                             combine its two fund families, Scudder and Kemper, in response to changing industry conditions and investor needs. The program proposes to streamline the management and operations of most of the funds
                             ZSI advises principally through the liquidation of several small funds, mergers of certain funds with similar investment objectives, the consolidation of certain Board of Directors/Trustees and the adoption of an administrative fee covering the provision of most of the services currently paid for by the affected funds. Costs incurred in connection with this restructuring initiative are being borne jointly by ZSI and certain of the affected funds. Those costs, including printing, shareholder meeting expenses and professional fees, are presented as reorganization expenses in the Statement of Operations of the Fund. ZSI has agreed to bear $18,171 of such costs.

--------------------------------------------------------------------------------

10    ADOPTION OF NEW
      ACCOUNTING
      PRINCIPLES             The Fund will adopt the provisions of the AICPA
                             Audit and Accounting Guide for Investment
                             Companies, as revised, effective for fiscal years beginning after December 15, 2000. The revised
                             Audit and Accounting Guide will require the Fund to amortize premium and discount on all fixed-income securities. Upon initial adoption, the Fund will be required to adjust the cost of certain of its fixed-income securities by the cumulative amount of amortization/accretion that would have been recognized had amortization/accretion been in effect from the purchase date of each holding. The adoption of this accounting principle will not affect the Fund's net asset value, but will change the classification of certain amounts between interest income and realized and unrealized gain
                             (loss) in the Statement of Operations.

NOTES

NOTES

TRUSTEES&OFFICERS

TRUSTEES                          OFFICERS
JAMES E. AKINS                    MARK S. CASADY
Trustee                           President
LINDA C. COUGHLIN                 PHILLIP J. COLLORA
Chairperson, Trustee and          Vice President and
Vice President                    Assistant Secretary
JAMES R. EDGAR                    JOHN R. HEBBLE
Trustee                           Treasurer
ARTHUR R. GOTTSCHALK              KELLY D. BABSON
Trustee                           Vice President
FREDERICK T. KELSEY               LINDA J. WONDRACK
Trustee                           Vice President
FRED B. RENWICK                   MAUREEN E. KANE
Trustee                           Secretary
JOHN G. WEITHERS                  CAROLINE PEARSON
Trustee                           Assistant Secretary
                                  BRENDA LYONS
                                  Assistant Treasurer

 .............................................................................................
LEGAL COUNSEL                         DECHERT
                                      1775 Eye Street N.W.
                                      Washington, D.C. 20006
 .............................................................................................
TRANSFER AGENT                        KEMPER SERVICE COMPANY
AND SHAREHOLDER                       811 Main Street
SERVICE AGENT                         Kansas City, MO 64105
 .............................................................................................
CUSTODIAN                             STATE STREET BANK AND TRUST COMPANY
                                      225 Franklin Street
                                      Boston, MA 02109
 .............................................................................................
INDEPENDENT AUDITORS                  ERNST & YOUNG LLP
                                      233 South Wacker Drive
                                      Chicago, IL 60606
 .............................................................................................
PRINCIPAL UNDERWRITER                 KEMPER DISTRIBUTORS, INC.
                                      222 South Riverside Plaza Chicago, IL 60606
                                      www.kemper.com


LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)

[KEMPER FUNDS LOGO] Long-term investing in a short-term world(SM)
Printed in the U.S.A. on recycled paper.
This report is not to be distributed
unless preceded or accompanied by a
Kemper Floating Rate Fund prospectus.
KFRF-3 (4/25/01) 11710